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                                                                    EXHIBIT 99.2

                         CERTIFICATION OF ANNUAL REPORT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, the undersigned officer of Renaissance Learning, Inc. (the "Company"), hereby certifies that:

         (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 7, 2003


                                 /s/ Terrance D. Paul
                                 -------------------------------------
                                 Name:  Terrance D. Paul
                                 Title:  Chief Executive Officer